UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 11, 2017

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 236-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Contango Oil & Gas Company (the “Company”) held its annual meeting of stockholders on May 11, 2017.  At the meeting, stockholders (1) elected all of the directors nominated by the Board of Directors, (2) ratified the appointment of Grant Thornton LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2017, (3) approved, on an advisory basis, the compensation of the Company’s named executive officers,  (4) approved the amendment and restatement of the Company’s Amended and Restated 2009 Incentive Compensation Plan,  and (5) approved the Company’s Amended and Restated 2009 Incentive Compensation Plan, as amended, in accordance with Section 162(m) of the Internal Revenue Code.  The foregoing proposals are described in more detail in the Company’s definitive proxy statement dated March 31, 2017.

Proposal 1 – Election of Directors

Each director was elected as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Joseph J. Romano	20,148,788	829,302	368,178	2,252,040
Allan D. Keel	20,561,014	424,041	361,213	2,252,040
B.A. Berilgen	19,465,551	1,383,662	497,055	2,252,040
B. James Ford	20,595,826	388,699	361,743	2,252,040
Lon McCain	20,390,066	594,459	361,743	2,252,040
Charles M. Reimer	20,437,677	413,697	494,894	2,252,040

Proposal 2 – Ratification of the Appointment of Independent Accountants

The appointment of Grant Thornton LLP was ratified as follows:

Votes For	Votes Against	Abstentions
23,373,110	211,958	13,240

Proposal 3 – Advisory Vote on Executive Compensation

The advisory vote on compensation of the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,444,836	854,785	46,647	2,252,040

Proposal 4 – Approval of the Amendment and Restatement of the Amended and Restated 2009 Incentive Compensation Plan

The amendment and restatement of the Company’s Amended and Restated 2009 Incentive compensation plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,081,794	8,223,901	40,573	2,252,040

Proposal 5 – Re-Approval of the Amended and Restated 2009 Incentive Compensation Plan for Purposes of Section 162(m) of the Internal Revenue Code

The re-approval of the Company’s Amended and Restated 2009 Incentive Compensation Plan, as amended, in accordance with the stockholder approval requirements of Section 162(m) of the Internal  Revenue Code was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,622,054	703,267	20,947	2,252,040

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CONTANGO OIL & GAS COMPANY

Date: May 12, 2017	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer